J2 Global to Separate Into Two Leading Publicly Traded Companies April 20, 2021

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2021 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of April 20, 2021 as well as those set forth in our Annual Report on Form 10-K filed by us on March 1, 2021 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • The form, terms, timing and ability to complete the proposed spin-off transaction • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Cloud service and digital media growth and continued demand for fax services • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of April 20, 2021 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Safe Harbor for Forward-looking Statements

3 • Inability to sustain growth or profitability, and any related impact of U.S. or worldwide economic issues on customer acquisition, retention and usage levels, advertising spend and credit and debit card payment declines • Inability to acquire businesses on acceptable terms or successfully integrate and realize anticipated synergies • Reduced use of fax services due to increased use of email, scanning or widespread adoption of digital signatures or otherwise • Failure to offer compelling digital media content causing reduced traffic and advertising levels; loss of advertisers or reduction in advertising spend; increased prevalence or effectiveness of advertising blocking technologies; inability to monetize handheld devices and handheld traffic supplanting monetized traffic; and changes by our vendors or partners that impact our traffic or publisher audience acquisition and/or monetization • New or unanticipated costs and/or fees or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunications taxes • The scope and duration of the COVID-19 pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties and us, as well as other unforeseen global crises, such as war, strife, global health pandemics, earthquakes, or major weather events or other uncontrollable events could negatively impact our revenue and operating results • Inability to manage certain risks inherent to our business, such as fraudulent activity, system failure or a security breach; inability to manage reputational risks associated with our businesses • Competition from others with regard to price, service, content and functionality • Inadequate intellectual property (IP) protection, expiration, invalidity or loss of key patents, violations of 3rd party IP rights or inability or significant delay in monetizing IP • Inability to continue to expand our business and operations internationally • Inability to maintain required services on acceptable terms with financially stable telecom, co-location and other critical vendors; and inability to obtain telephone numbers in sufficient quantities on acceptable terms and in desired locations • Level of debt limiting availability of cash flow to reinvest in the business; inability to repay or refinance debt when due; and restrictive covenants relating to debt imposing operating and financial restrictions on business activities or plans • Inability to maintain and increase our customer base or average revenue per user • Inability to achieve business or financial results in light of burdensome telecommunications, internet, advertising, health care, consumer, privacy or other regulations, or being subject to existing regulations • Inability to adapt to technological change and diversify services and related revenues at acceptable levels of financial return • Loss of services of executive officers and other key employees • Inability to complete the proposed spin-off transaction in the proposed form, terms or timing or incurrence of higher than anticipated costs or realization of fewer expected benefits of the proposed transaction • Other factors set forth in our Annual Report on Form 10-K filed by us on March 1, 2021 with the SEC and the other reports we file from time to time with the SEC This announcement does not constitute or form part of an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. Risk Factors The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected or affect our completion or the ability to realize anticipated benefits of the proposed spin-off transaction:

4 Non-GAAP Financial Information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") designed to supplement, and not substitute, J2 Global's and Consensus's financial information presented in accordance with GAAP. The non-GAAP measures as defined by J2 Global may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that J2 Global's or Consensus's future results, cash flows or leverage will be unaffected by other unusual or nonrecurring items. Please see the appendix to this presentation for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors and certain limitations thereof, and reconciliations thereof to the most directly comparable GAAP measures.

The Transaction

6 Transaction Overview Transaction Structure  Separate J2’s Cloud Fax business (“SpinCo”) from J2 (“RemainCo”) in a tax-free spin- off transaction to J2’s current shareholders  Cloud Fax SpinCo to be called “Consensus”  J2 will distribute at least 80.1% of SpinCo via a pro rata spin-off to J2’s shareholders  RemainCo will retain up to a 19.9% stake in SpinCo that it intends to divest over time in a tax-efficient manner Timing  Expect transaction to be completed in Q3  Subject to market and certain customary conditions, and final board approval Capital Structure  Optimize leverage and liquidity for both companies  Allocate capital to drive organic and acquisition-based growth

7 Separation Optimizes Corporate Value Enables and Accelerates Independent Growth Strategies of the Two Companies Creates Leading Vertically Focused Internet Platform Creates Leading Secure Data Exchange Platform Aligns Management Incentives and Increases Focus Optimizes Capitalization and Capital Allocation Provides Investors with Two Distinct Investable Companies      

# Transaction Will Create Two Leading Publicly Traded Companies

## J2 GLOBAL

*Leading Vertically Focused Internet Platform*

***$1,297 – $1,334MM***
*'21E Revenue Guidance*

***~20%***[1,3]
*Pro Forma '21E YoY Revenue Growth*

***~35%***[2,3]
*Pro Forma Run-Rate Adjusted EBITDA Margin*

- ✓ Highly Recurring Revenues
- ✓ Consistent and Sustained Growth
- ✓ Programmatic Acquisition System

*Chief Executive Officer:*
*Vivek Shah*

## consensus

*Leading Secure Data Exchange Platform*

***$333 – $342MM***
*'21E Revenue Guidance*

***~2%***[1]
*Pro Forma '21E YoY Revenue Growth*

***~55%***[2]
*Pro Forma Run-Rate Adjusted EBITDA Margin*

- ✓ Solving Healthcare Interoperability
- ✓ Scalable SaaS Platform
- ✓ High Margin and Strong Free Cash Flow

*Chief Executive Officer:*
*Scott Turicchi*

(1) Pro forma revenue growth calculated based on the mid-point of guidance range.
(2) We are not able to estimate pro forma net income on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP measures; in particular, the variability with respect to costs related to the transaction, standalone expenses, and the assumption of previously unallocated overhead costs.
(3) See Appendix for GAAP reconciliation of Revenue and Adjusted EBITDA for RemainCo.

8

9 Healthy Balance Sheets and High Free Cash Flow Should Position Each Company for Growth (RemainCo) (SpinCo) Up to ~3x Up to ~4x Acquisition program Organic growth investments Opportunistic share buybacks Interoperability development M&A De-levering Call 3.25% convertible notes due 2029 (Callable in June 2021) Issue debt and fund distributions to RemainCo Gross Debt / Adjusted EBITDA at Spin Capital Allocation Near Term Actions

(SpinCo)

# Consensus Today

## Attractive Financial Profile[1]

($ in millions)

| | |
|---|---|
| **$333-$342**<br>'21E Revenue Guidance | **~55%**<br>Pro Forma Run-Rate Adjusted EBITDA Margin[2] |
| **~2%**<br>'16-'20 Total Revenue CAGR | **~8%**<br>'16-'20 Corporate Revenue CAGR |

## Our Offering

- **Leading provider of secure data delivery for enterprise and healthcare interoperability**
- **Serve the healthcare sector and other highly regulated industries**
- **High-speed, reliable, trusted product**
- **HIPAA compliant, HITRUST certified, regional data sovereignty**
- **Market leading provider of cloud fax solutions for SOHO**

(1) Unaudited pro forma ("PF") adjusted for standalone public entity expenses.
(2) We are not able to estimate pro forma net income on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP measures; in particular, the variability with respect to costs related to the transaction, standalone expenses, and the assumption of previously unallocated overhead costs.

11

12 Consensus is a Market Leader 40% ~100% We serve 4 of the top 10 Healthcare Companies in the Fortune 500 Enterprise Penetration 362 enterprise customers including 5 of the top 10 enterprises in the world(1) Embedded in Healthcare Ecosystem ~100% of our revenues are recurring in nature High Revenue Visibility We have served corporate clients for 20+ years Leading Consolidator Completed 11 acquisitions in the past 10 years Longevity in Corporate Marketplace We have corporate net customer retention of 84% Strong Customer Retention 11 20+ 84% (1) Based on customers in the Fortune 500. 350+

# The Backdrop – Secure Data Transmission in Healthcare

J2 GLOBAL

## Healthcare Constituents

**230k+** Physician Practices

**85k+** Pharmacies

**6k+** Hospitals

**200k+** Clinical Labs

**12k+** Home Health Agencies

**6k** Insurance Companies

## Use Cases

- Record Sharing
- Communicating Labs / Tests / Results
- Referrals
- Payer Communication
- Pharmacy Communication

## Growth in Healthcare Data

*Number of Exabytes Produced Globally in Healthcare*



2,314
~15x
153
2013
2020

## Fax is the Dominant Transmission Method for Healthcare Data



Other Data Transmission Methods
~25%
~75%
Fax

*There are ~9bn healthcare pages faxed annually*

Sources: Stanford Medicine 2017, IDC 2014, OneKey 2019, LabFlorida, DirectTrust 2019, Insurance Information Institute 2019, Centers for Disease Control and Prevention.
(1) One Exabyte = one billion Gigabytes.

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14 Evolution of Secure Data Transmission in Healthcare ▲ In-house servers ▲ More control, customizable ▼ Not easily scalable ▼ Static network solution ▼ High capex Analog Fax Source: Gartner Report December 2020. On-Premises Fax Cloud Fax ▼ Less secure and unreliable ▼ Not scalable ▼ Higher upfront costs ▲ Low capex, fast deployment ▲ Highly scalable ▲ Easy to integrate ▼ Less control, customization Document Privacy and Security Ubiquitous / Universal Adoption Ease of Use Cost Effective HIPAA Compliant Reasons Fax is Dominant Share Today: Low High Where the Sector is Transitioning

# Secular Trends Driving Growth at Consensus

J2 GLOBAL

## On-Prem to Cloud Fax Adoption Has Driven Consistent Growth at Consensus...

### Consensus Corporate PF Revenue ($ in mm)



'16 – '20 CAGR: 8%
$111
$121
$129
$135
$150
2016
2017
2018
2019
2020

## ...With Significant Headroom for Continued Expansion

### Consensus Share of Corporate Online Fax Market[(1)]



Other On-Prem and Cloud Fax Providers
91%
9%
consensus

### Consensus Corporate Revenue by Sector



Other Sectors
~40%
~60%
Healthcare

### Consensus Share of North America Online Fax Market[(2)]



Other Cloud Fax Providers
61%
39%
consensus

(1) Arizton Advisory & Intelligence, Online Fax Market Report.
(2) Maia Research, Online Fax Market – Global Fax Market Report 2021. Market defined as Online Fax, a technology that uses Internet Protocol (IP) to send and receive faxes online.

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# What's Next – The Interoperability Opportunity

## A Flawed System

*Different EHR Systems*

*Different Workflows*

*Different Implementations*
*(of Data Sharing Standards)*

| | | | |
|---|---|---|---|
| Acute Care / Hospital | Primary Care | Specialist Care | Diagnostics / Lab |
| Local Pharmacy | Specialty Pharmacy | Post-Acute Care | Social Work Agency |

Every interaction is kept in a data silo as a patient moves across different settings of care continuum within a healthcare system

- ▼ Ineffective
- ▼ Rising medical costs
- ▼ Poor patient experience
- ▼ Suboptimal patient outcomes

## What Do Doctors Want?

### Interoperability
*"84% of physicians anticipate secure and efficient sharing of data."*

### Optimized Workflow
*"61% said their greatest need today is improving routine process in clinical practice."*

### Data Augmentation
*"Not just data, actionable data"*

Sources: Deloitte Survey 2020, HealthIT News June 2017, Becker's Healthcare Mach 2020.

16

# Consensus is Uniquely Positioned to Solve Interoperability

J2 GLOBAL

**consensus**
*Interoperability Platform*

**Provider Workflow Collaboration**

**Data Exchange Networks**

HITRUST CERTIFIED NETWORK

**Healthcare Care Data Management and Integration**

- Data Extraction
- OCR / NLP Data Transformation
- Real Time Notification
- HCIT Integration

**Secure Data Exchange**

- Cloud Fax
- Direct Secure Messaging
- Patient Record Query

HIPAA Secure

- ✓ *API*
- ✓ *HL7*
- ✓ *FHIR*

**Productive**
*Streamlines Workflows*

+

**Comprehensive**
*Single Interoperability Dashboard*

+

**Efficient**
*Fast Tracks Integration and Access to Data*

+

**Easy**
*One Connection Point*

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# Consensus Interoperability Roadmap

| | 2020 | 2021 | 2022 and Beyond |
|---|---|---|---|
| *TAM for Expanded Tool Set* | *$2.0B* | *$10.0B* | *$11.0B* |
| *Product Roadmap* | • Enterprise Expansion<br>• New Interoperability Offering | • Expanded Interoperability offerings<br>• Workflow & Integration | • Intelligent data extraction and transformation<br>• Electronic Referral Management |

✓ ~$70mm investment to date
✓ Launched product in Q2 '20
✓ Strong commercial support

✓ TAM expansion
✓ Robust organic growth opportunities
✓ Attractive FCF profile to fund organic and inorganic opportunities

Sources: Maia Research, Online Fax Market – Global Fax Market Report 2021, product subscription pricing and total US clinical population including physicians (Assoc. of American Medical Colleges), physician assistants (National Commission on Certification of Physician Assistants), and registered nurses (American Association of Colleges of Nursing) (Consensus estimate), total US hospital beds subscription offering and total US covered lives messaging pricing (Consensus estimate), total estimated fax pages sent by US healthcare companies at estimated pricing level (Consensus estimate), Markets and Markets, 2020.

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19 Experienced Senior Management Team Jeffrey Sullivan CTO Donna Tomasino CRO, Enterprise Bret Love SVP, Inside Sales and Service John Nebergall COO Scott Turicchi CEO Vithya Aubee General Counsel Lynn Johnson Global HR Leader

(RemainCo)

J2 GLOBAL

# J2 RemainCo Today

## Leading Vertically Focused Internet Platform

($ in millions)

**$1,297-$1,334**
'21E Revenue Guidance

**~35%**
Pro Forma Run-Rate Adjusted EBITDA Margin(1)

**~20%(2)**
Pro Forma '21E YoY Revenue Growth

| Tech & Gaming | Health | Shopping | Cybersecurity | SMB |
|---|---|---|---|---|
| Mashable | EVERYDAY HEALTH | RetailMeNot inc. | VIPRE | iContact |
| PC | MEDPAGE TODAY | BlackFriday.com | IPVANISH VPN | Campaigner |
| spiceworks | babycenter | Offers.com | Inspired eLearning | Line2 |
| OOKLA | what to expect. | | | |
| IGN | | | | |
| Humble Bundle | | | | |

**Category-leading brands in high-value verticals**

**Rich content and applications riding the wave of digitization**

**Programmatic acquisition system with a proven track record**

**Predictable, recurring and diversified revenue streams**

(1) We are not able to estimate pro forma net income on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP measures; in particular, the variability with respect to costs related to the transaction, standalone expenses, and the assumption of previously unallocated overhead costs. See Appendix for GAAP reconciliation of Adjusted EBITDA.

(2) Pro forma revenue growth calculated based on the mid-point of guidance range.

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22 $44 $90 $137 $172 $226 $261 $327 $395 $454-$467 2013 2014 2015 2016 2017 2018 2019 2020 2021E $175 $261 $358 $455 $661 $786 $966 $1,091 $1,297-$1,334 2013 2014 2015 2016 2017 2018 2019 2020 2021E J2 RemainCo Has an Established History of Total Growth  Since J2’s acquisition of Ziff Davis in 2012, digital media and related services have served as a total growth engine for J2  J2 has deployed ~$2.4 billion on over 70 companies in RemainCo sectors since 2013 (1) Revenue excludes (a) assets traveling with SpinCo and (b) divested assets and assets exploring strategic alternatives. (2) Growth CAGR calculated based on the mid-point of guidance range. (3) Adjusted EBITDA excludes (a) assets traveling with SpinCo (b) Cloud Services division corporate overhead attributable to SpinCo assets, (c) divested assets and assets exploring strategic alternatives and (d) J2 corporate overhead attributable to SpinCo assets. See Appendix for GAAP reconciliation of Adjusted EBITDA. (4) Assumes a 35% Adjusted EBITDA margin on revenue guidance. M&A Spend 2013 - Present ~$2.5 billion ~95%~5% (RemainCo) (SpinCo) CAGR ~34% PF Revenue(1) PF Adjusted EBITDA(3) CAGR ~29% (4) ($ in millions) 25% 35% 38% 38% 34% 33% 34% 36% 35% Adjusted EBITDA Margin (2) (2)

# Positioning and Performance Could Unlock Deeper Appreciation of J2 and Consensus

**J2 Global Today:**
EV / '21E Rev: 4.6x
EV / '21E Adjusted EBITDA: 11.5x

J2 GLOBAL

consensus

| ($ in bn, except per share) | Enterprise Value | CY '21E Financials | | CY '21E YoY Growth | | Valuation EV / '21E | |
|---|---|---|---|---|---|---|---|
| | | Rev | EBITDA | Rev | EBITDA | Rev | EBITDA |
| **Internet** | | | | | | | |
| Zillow | $28.7 | $5.6 | $0.5 | 67% | 56% | 5.1x | 53.5x |
| InterActiveCorp | 19.3 | 3.6 | 0.2 | 17 | 96 | 5.4 | NM |
| GoodRx | 14.7 | 0.7 | 0.2 | 36 | 17 | 19.6 | 61.6 |
| New York Times | 7.7 | 1.9 | 0.3 | 9 | 10 | 4.0 | 27.9 |
| TripAdvisor | 7.3 | 0.9 | 0.2 | 42 | -- | 8.5 | 48.7 |
| Future | 3.9 | 0.8 | 0.2 | 51 | 53 | 4.9 | 16.4 |
| TechTarget | 2.3 | 0.2 | 0.1 | 60 | 53 | 9.5 | 28.9 |
| Mean | | | | **40%** | **48%** | **8.1x** | **39.5x** |
| Median | | | | **42** | **53** | **5.4** | **38.8** |
| **Programmatic Acquirers** | | | | | | | |
| Roper | $54.3 | $6.3 | $2.3 | 14% | 15% | 8.6x | 23.9x |
| Constellation Software | 32.1 | 4.8 | 1.4 | 21 | 15 | 6.7 | 22.8 |
| HEICO | 19.2 | 1.9 | 0.5 | 5 | 7 | 10.1 | 38.3 |
| Tyler Technologies | 18.0 | 1.2 | 0.3 | 8 | 7 | 14.8 | 51.4 |
| Jack Henry & Associates | 12.0 | 1.8 | 0.6 | 5 | 6 | 6.6 | 20.5 |
| Mean | | | | **11%** | **10%** | **9.4x** | **31.4x** |
| Median | | | | **8** | **7** | **8.6** | **23.9** |

| | Enterprise Value | CY '21E Financials | | CY '21E YoY Growth | | Valuation EV / '21E | |
|---|---|---|---|---|---|---|---|
| | | Rev | EBITDA | Rev | EBITDA | Rev | EBITDA |
| **Cloud Services** | | | | | | | |
| DocuSign | $43.2 | $1.9 | $0.3 | 36% | 55% | 22.4x | NM |
| Open Text | 16.0 | 3.4 | 1.3 | 5 | 7 | 4.7 | 12.3x |
| Dropbox | 10.9 | 2.1 | 0.8 | 10 | 33 | 5.2 | 14.4 |
| 8x8 | 3.9 | 0.6 | 0.0 | 16 | -- | 6.5 | NM |
| Box | 3.4 | 0.8 | 0.2 | 10 | 15 | 4.1 | 16.1 |
| Upland | 1.6 | 0.3 | 0.1 | 5 | (3) | 5.4 | 16.9 |
| OneSpan | 1.0 | 0.2 | (0.0) | 2 | -- | 4.7 | NM |
| Mean | | | | **12%** | **22%** | **7.6x** | **14.9x** |
| Median | | | | **10** | **15** | **5.2** | **15.3** |
| **Healthcare Information Technology (HCIT)** | | | | | | | |
| R1 RCM | $11.8 | $1.4 | $0.3 | 14% | 36% | 8.1x | 36.2x |
| Omnicell | 6.1 | 1.1 | 0.2 | 23 | 46 | 5.5 | 26.2 |
| Inovalon Holdings | 5.3 | 0.8 | 0.3 | 13 | 17 | 7.0 | 19.6 |
| Vocera Communications | 1.1 | 0.2 | 0.0 | 11 | 10 | 5.1 | 33.4 |
| HealthStream | 0.7 | 0.2 | 0.0 | 1 | (21) | 2.8 | 19.2 |
| Mean | | | | **13%** | **18%** | **5.7x** | **26.9x** |
| Median | | | | **13** | **17** | **5.5** | **26.2** |

Sources: Company Filings, FactSet. Note: Market Data as of 4/16/2021.

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24 Separation Expected to Unlock Long-Term Corporate Value Leading Secure Data Exchange PlatformLeading Vertically Focused Internet Platform (RemainCo) Accelerates Independent Growth Strategies Aligns Management Incentives and Increases Focus Optimizes Capitalization and Capital Allocation Provides Investors with Two Distinct Investable Companies (SpinCo)

Appendix

26 GAAP Reconciliation: Revenue (RemainCo) (1) Excluded assets represent the pro forma impact of businesses sold and certain assets within the Backup business unit which are expected to be sold. ($ in millions) 2013 2014 2015 2016 2017 2018 2019 2020 Revenue $237 $331 $474 $573 $810 $894 $1,062 $1,172 Reconciliation of GAAP to Adjusted Non-GAAP measures: Acquisition-related integration costs (2) 2 -- -- -- -- -- -- Patent settlement (13) -- -- -- -- -- -- -- Pro Forma Adjustments: Intercompany revenues (21) (26) (56) (7) (11) (13) (12) (13) Excluded assets (1) (27) (46) (60) (111) (138) (95) (85) (68) Pro Forma Revenue $175 $261 $358 $455 $661 $786 $966 $1,091

# GAAP Reconciliation: Adjusted EBITDA (RemainCo) (1,2)

| ($ in millions) | 2013 | 2014 | 2015 | 2016 | 2017 | 2018 | 2019 | 2020 |
|---|---|---|---|---|---|---|---|---|
| **Net Income** | **$30** | **$62** | **$88** | **$54** | **$36** | **$20** | **$39** | **$37** |
| Plus: | | | | | | | | |
| Interest expense, net | 11 | 11 | 23 | 24 | 30 | 26 | 27 | 56 |
| Other expense (income), net | 12 | 0 | (0) | (10) | (25) | 4 | 7 | 12 |
| Income tax expense | 1 | 2 | 3 | 19 | 48 | 7 | 17 | 25 |
| Depreciation and amortization | 22 | 48 | 73 | 102 | 143 | 172 | 222 | 217 |
| Losses (earnings) from equity investments, net of tax | -- | -- | -- | -- | -- | 4 | 0 | 11 |
| *Reconciliation of GAAP to Adjusted Non-GAAP Measures:* | | | | | | | | |
| Share-based compensation | 0 | 3 | 7 | 9 | 19 | 26 | 23 | 23 |
| Acquisition-related integration costs | (4) | 2 | 24 | 19 | 26 | 29 | 17 | 13 |
| Indirect tax expense (benefit) from prior years | -- | -- | -- | -- | 3 | -- | -- | -- |
| Restructuring costs | -- | -- | -- | -- | -- | 0 | -- | -- |
| Lease asset impairments and other charges | -- | -- | -- | -- | -- | -- | -- | 15 |
| *Pro Forma Adjustments:* | | | | | | | | |
| Operational adjustments(3) | (44) | (47) | (73) | (10) | (15) | (1) | (1) | (6) |
| Excluded assets(4) | (10) | (14) | (26) | (53) | (56) | (44) | (39) | (26) |
| Overhead reallocation(5) | 26 | 22 | 18 | 16 | 17 | 19 | 16 | 17 |
| **Pro Forma Adjusted EBITDA(2)** | **$44** | **$90** | **$137** | **$172** | **$226** | **$261** | **$327** | **$395** |

(1) Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, but are solely for informational purposes.
(2) Figures are adjusted non-GAAP.
(3) Operational adjustments represent intercompany revenues, cost of revenues and allocated costs between business units. In addition, pro forma adjustments include adjustments related to overhead cost which were previously recorded within the Fax business unit in 2017 and prior.
(4) Excluded assets represent the pro forma impact of businesses sold and the B2B Backup business where a transaction is reasonably possible within calendar year 2021.
(5) Overhead reallocation represents an estimated reallocation of overhead costs to the Fax business unit in order to support the business unit on a stand alone basis.

27